Exhibit 99.1

Execution Version

AMENDMENT NO. 1 CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 18th day of December, 2019, by and among MANNKIND CORPORATION, a Delaware corporation (“MannKind”), as a Borrower, MANNKIND LLC, a Delaware limited liability company (“MannKind LLC”), as a Borrower, MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.    Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of August 6, 2019 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.    Pursuant to Section 3.2(a), Borrowers must satisfy all of the Applicable Funding Conditions set forth in Credit Facility Schedule #3 in order for Lenders to make Credit Extensions in respect thereof.

C.    Pursuant to Section 9.1 of the Credit Agreement Borrower is required to maintain a minimum amount of Afrezza Net Revenue for the twelve month period immediately preceding (and ending on) each Testing Date.

D.    Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to among other things, (a) amend certain Applicable Funding Conditions, conditions precedent and other terms relating to Credit Facility #3, (b) amend the financial covenants set forth in Article 9 of the Credit Agreement, and (c) amend certain other provisions of the Original Credit Agreement relating to the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.    Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.    Amendment to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:

(a)    The “Applicable Funding Conditions” section in the Credit Facility #3 Schedule in the Original Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Applicable Funding Conditions: means the following:

(a)    (x) Agent has received evidence satisfactory to it, in its discretion, that United Therapeutics has received positive clinical data on the Phase 1b BREEZE trial and (y) Agent has received evidence satisfactory to it (in its discretion) that United Therapeutics definitively intends promptly to file or has filed Treprostinil Technosphere for approval by Food and Drug Administration of the United States of America for the treatment of Pulmonary Arterial Hypertension;

(b)    Agent has received, on or after the Commitment Commencement Date, evidence reasonably satisfactory to it that Afrezza Net Revenue for the preceding twelve (12) calendar months ending on the last day of the month (commencing with July, 2020) for which Borrower delivered (or was required to deliver pursuant to Section 6.2(b) hereof) a Compliance Certificate (the “Tranche 3 Testing Date”) is greater than or equal to the amount set forth on the Tranche 3 Afrezza Net Revenue Schedule opposite the applicable Tranche 3 Testing Date;

(c)    (x) Agent has received evidence satisfactory to it (in its discretion) that Borrower has received the full amount of all Milestone Payments (as defined in the United Therapeutics License as of the Closing Date) under the United Therapeutics License and (y) immediately prior to and after giving effect to the funding of the Credit Extension under this Credit Facility #3, Borrower is not in breach or violation (nor has United Therapeutics asserted any such breach or violation by Borrower) of the United Therapeutics License Agreement and United Therapeutics shall not have delivered any termination notice pursuant to Section 12.3 of the United Therapeutics License; and

(b)    The Minimum Afrezza Net Revenue Schedule attached to the Original Credit Agreement is hereby deleted and replaced in its entirety with the Minimum Afrezza Net Revenue Schedule attached as Schedule 1 to this Agreement.

(c)    The new Tranche 3 Afrezza Net Revenue Schedule attached to this Agreement as Schedule 2 is hereby added as the last Schedule to the Credit Agreement

3.    Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.    Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)    Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from Borrower, Agent and the Lenders;

(b)    Agent shall have received a duly executed Amended and Restated Fee Letter, between Borrower and Agent, dated as of the date hereof, in form and substance satisfactory Agent;

(c)    all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(d)    prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and

(e)    Agent shall have received such other documents, information, certificates, and information as Agent may reasonably request in connection with this Agreement.

5.    Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the First Amendment Effective Date. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

6.    No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

7.    Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

8.    Miscellaneous.

(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)    GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)    WAIVER OF JURY TRIAL.    BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d)    Incorporation of Credit Agreement Provisions. The provisions contained in Article 12 (Choice of law; venue and jury trial waiver; California waivers) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)    Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)    Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)    Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)     Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST,

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O Dea
	Name:	John O Dea
	Title:	Authorized Signatory

LENDERS:	FLEXPOINT MCLS HOLDINGS LLC

	By:	/s/ Daniel Edelman
	Name:	Daniel Edelman
	Title:	Vice President

LENDERS:	APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

BORROWER:	MANNKIND CORPORATION

	By:	/s/ Steven B. Binder
	Name:	Steven B. Binder
	Title:	CFO

MANNKIND LLC

	By:	/s/ Steven B. Binder
	Name:	Steven B. Binder
	Title:	CFO

Schedule 1

MINIMUM AFREZZA NET REVENUE SCHEDULE

Minimum Afrezza Net Revenue

Testing Date	Minimum Afrezza Net Revenue Amount
July 31, 2019	$21,000,000
August 31, 2019	$21,500,000
September 30, 2019	$22,500,000
October 31, 2019	$24,000,000
November 30, 2019	$23,254,000
December 31, 2019	$23,254,000
January 31, 2020	$23,994,000
February 29, 2020	$24,734,000
March 31, 2020	$25,474,000
April 30, 2020	$26,290,000
May 31, 2020	$27,106,000
June 30, 2020	$27,922,000
July 31, 2020	$29,011,333
August 31, 2020	$30,100,667
September 30, 2020	$31,190,000
October 31, 2020	$32,281,333
November 30, 2020	$33,372,667
December 31, 2020	$34,464,000
January 31, 2021	$35,983,000
February 28, 2021	$37,502,000
March 31, 2021	$39,021,000
April 30, 2021	$40,541,000
May 31, 2021	$42,061,000
June 30, 2021	$43,581,000
July 31, 2021	$45,306,333
August 31, 2021	$47,031,667
September 30, 2021	$48,757,000
October 31, 2021	$50,757,667
November 30, 2021	$52,758,333
December 31, 2021	$54,759,000
January 31, 2022	$55,535,000
February 28, 2022	$56,311,000

March 31, 2022	$57,087,000
April 30, 2022	$57,895,667
May 31, 2022	$58,704,333
June 30, 2022	$59,513,000
July 31, 2022	$60,356,000
August 31, 2022	$61,199,000
September 30, 2022	$62,042,000
October 31, 2022	$62,921,000
November 30, 2022	$63,800,000
December 31, 2022	$64,679,000
January 31, 2023	$65,595,333
February 28, 2023	$66,511,667
March 31, 2023	$67,428,000
April 30, 2023	$68,383,000
May 31, 2023	$69,338,000
June 30, 2023	$70,293,000
July 31, 2023	$71,289,000
August 31, 2023	$72,285,000
September 30, 2023	$73,281,000
October 31, 2023	$74,319,000
November 30, 2023	$75,357,000
December 31, 2023	$76,395,000
January 31, 2024	$77,477,333
February 29, 2024	$78,559,667
March 31, 2024	$79,642,000
April 30, 2024	$80,770,333
May 31, 2024	$81,898,667
June 30, 2024	$83,027,000

Schedule 2

Tranche 3 Afrezza Net Revenue Schedule

Tranche 3 Testing Date	Minimum Afrezza Net Revenue Amount
July 31, 2020	$36,000,000
August 31, 2020	$36,000,000
September 30, 2020	$36,000,000
October 31, 2020	$37,000,000
November 30, 2020	$38,000,000
December 31, 2020	$40,000,000
January 31, 2021	$41,250,000
February 28, 2021	$42,500,000
March 31, 2021	$43,750,000
April 30, 2021	$45,000,000
May 31, 2021	$46,250,000